                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                        Environmental Power Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                        Environmental Power Corporation
--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------------

     (5) Total fee paid:

         ---------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         ---------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

         ---------------------------------------------------------------------

     (3) Filing Party:

         ---------------------------------------------------------------------

     (4) Date Filed:

         ---------------------------------------------------------------------

                       ENVIRONMENTAL POWER CORPORATION
                         500 Market Street, Suite I-E
                        Portsmouth, New Hampshire 03801
--------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

The Annual Meeting of Stockholders of Environmental Power Corporation, a Delaware corporation (the "Company" or "EPC"), will be held on Tuesday, June 27, 2000 at 11:00 a.m. local time, at Courtyard Marriott, 1000 Market Street, Portsmouth, New Hampshire, for the following purposes:

     1. To elect a Board of Directors to serve for the ensuing year and until their respective successors have been duly elected and qualified. The nominees the Board proposes to present for election are Joseph E. Cresci, Donald A. Livingston, Peter J. Blampied, Edward B. Koehler and Robert I. Weisberg.

     2. To consider and act upon a proposal to ratify the selection of the firm of Deloitte & Touche LLP as auditors for the Company for the fiscal year ending December 31, 2000.

     3. To consider and act upon a proposal to ratify an Amendment to the Director Option Plan.

     4. To transact such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record on the books of the Company at the close of business on May 9, 2000 will be entitled to notice of and to vote at the meeting. In accordance with Delaware corporate law, the Company will make available for examination by any stockholder entitled to vote at the meeting, for any purpose germane to the meeting, during ordinary business hours, for at least 10 days prior to the meeting, at the offices of the Company, a complete list of the stockholders of record entitled to vote at the meeting, arranged in alphabetical order. All stockholders are cordially invited to attend the meeting.

Please sign, date and return the enclosed proxy in the enclosed envelope at your earliest convenience. If you return your proxy, you may nevertheless attend the meeting and vote your shares in person.

                                             By Order of the Board of Directors,

                                             /s/ William D. Linehan
Portsmouth, New Hampshire                    WILLIAM D. LINEHAN
May 12, 2000                                 Secretary

-------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE, WHICH REQUIRE NO POSTAGE IN THE UNITED STATES.
-------------------------------------------------------------------------------

                       ENVIRONMENTAL POWER CORPORATION
                         500 Market Street, Suite I-E
                        Portsmouth, New Hampshire 03801
--------------------------------------------------------------------------------

                                PROXY STATEMENT

                                                                    May 12, 2000

Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of Environmental Power Corporation, a Delaware corporation (the "Company" or "EPC"), for use at the Annual Meeting of Stockholders to be held on Tuesday, June 27, 2000 at 11:00 a.m. local time, at Courtyard Marriott, 1000 Market Street, Portsmouth, New Hampshire, and any adjournments thereof (the "Meeting").

Any stockholder may revoke a proxy at any time prior to its exercise by filing a later-date proxy or a written notice of revocation with the Secretary of the Company, or by voting in person at the Meeting. If a stockholder is not attending the Meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the day preceding the Meeting. The persons named as attorneys-in-fact in the proxies are officers of the Company.

Only stockholders of record as of the close of business on the record date of May 9, 2000 will be entitled to notice of and to vote at the Meeting and any adjournments thereof.

As of May 9, 2000 there were 11,406,783 shares of Common Stock of the Company outstanding and entitled to vote. The shares of Common Stock are the only outstanding voting securities of the Company. Stockholders are entitled to cast one vote for each share held of record. The presence of a majority of the outstanding shares of Common Stock represented in person or by proxy at the meeting will constitute a quorum. All matters to be voted on will be decided by the vote of a majority of those shares present or represented at the meeting and entitled to vote.

All properly executed proxies returned in time to be cast at the Meeting will be voted and, with respect to the election of the Board of Directors, will be voted as stated under "Election of Directors" below. Where a choice has been specified on the proxy with respect to a proposal, the shares represented by the proxy will be voted in accordance with the specification and will be voted FOR if no specification is indicated. If a stockholder returns a proxy withholding authority to vote the proxy with respect to a nominee for director, then the shares of the Common Stock covered by such proxy shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to each nominee, but shall not be deemed to have been voted for such nominee. If a stockholder abstains from voting with respect to any matter, then the shares held by such stockholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a non-vote proxy, indicating a lack of authority to vote on any matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum

                       ENVIRONMENTAL POWER CORPORATION
                           500 Market Street, Suite
                      I-E Portsmouth, New Hampshire 03801
--------------------------------------------------------------------------------

but shall not be deemed to be present and entitled to vote at the Meeting for purposes of calculating the vote with respect to such matter.

The Board of Directors of the Company know of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named in the proxies.

This proxy statement and the form of proxy were first mailed to stockholders on or about the date hereof.

                       ENVIRONMENTAL POWER CORPORATION
                           500 Market Street, Suite
                      I-E Portsmouth, New Hampshire 03801
--------------------------------------------------------------------------------

                    PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth as of April 24, 2000 the name of each person who, to the knowledge of the Company, owned beneficially more than 5% of the shares of Common Stock of the Company outstanding at such date, the number of shares owned by each of such persons and the percentage of the class represented thereby.

         Name and Address of                         Amount and Nature of                       Percentage
           Beneficial Owner                        Beneficial Ownership (1)                      of Class
           ----------------                        ------------------------                      --------
Joseph E. Cresci                                         4,725,348 (2)(4)                          41.43%
c/o Environmental Power Corporation
500 Market Street, Suite 1-E
Portsmouth, New Hampshire 03801

Donald A. Livingston                                        2,461,739                              21.58%
c/o Environmental Power Corporation
500 Market Street, Suite 1-E
Portsmouth, New Hampshire 03801

James F. Powers, as Trustee                              1,000,000 (3)                              8.77%
c/o Vitale Caturano and Company
210 Commercial Street
Boston, MA 02109

(1) Information with respect to beneficial ownership is based upon information furnished by such stockholders. Except as indicated in notes 2, 3 and 4 all shares are held beneficially and of record.

(2) Includes 3,665,618 shares held in a revocable trust for the benefit of members of Mr. Cresci's family, of which Mr. Cresci is the trustee, and 59,730 shares held in trust for the benefit of Mr. Cresci and his children, as to which Mr. Cresci has shared voting and investment power; but does not include 20,000 shares owned by Mr. Cresci's wife, as to which shares Mr. Cresci has neither voting nor investment power and as to which shares he disclaims beneficial ownership.

(3) Consists of 1,000,000 shares which Mr. Cresci deposited into a voting trust (the "Voting Trust") on November 20, 1996 and in which Mr. Powers has beneficial ownership in his capacity as trustee with sole voting power.
     Mr. Cresci also has beneficial ownership in such shares which are evidenced by voting trust certificates held by The Cresci Family Limited Partnership of which Mr. Cresci is the sole general partner with sole dispositive power.

(4)  Includes 1,000,000 shares held by the Voting Trust (See Note 3).

                       ENVIRONMENTAL POWER CORPORATION
                           500 Market Street, Suite
                      I-E Portsmouth, New Hampshire 03801
--------------------------------------------------------------------------------

                             ELECTION OF DIRECTORS

The directors of the Company are elected annually and hold office for the ensuing year and until their successors have been elected and qualified. Joseph
E. Cresci, Donald A. Livingston, Peter J. Blampied, Edward B. Koehler and Robert
I. Weisberg have been nominated by management for election at the Meeting. All nominees are presently directors of the Company and were elected at the Annual Meeting of Stockholders held on June 28, 1999. The Company's by-laws presently state that the number of directors constituting the entire Board of Directors shall be determined by resolution of the Board of Directors. The number of directors currently fixed by the Board of Directors is five. This number may be changed by resolution of the Board of Directors.

No proxy may be voted for more people than the number of nominees listed below. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual director (by striking that individual director's name where indicated on the proxy) or for all directors will be voted (unless one or more nominees are unable or unwilling to serve) FOR the election of all the nominees named below. The Board of Directors knows of no reason why any such nominee would be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person.

The Board of Directors of the Company held four meetings during the fiscal year ended December 31, 1999. The Compensation Committee, which consists of Messrs. Blampied, Koehler and Weisberg, determines the compensation of the Company's Chief Executive Officer and Chief Operating Officer and met once in 1999. The Audit Committee, which consists of Messrs. Blampied, Koehler and Weisberg, oversees the accounting and financial functions of the Company, including matters relating to the appointment and activities of the Company's independent auditors, and met once in 1999. The Executive Committee, which consists of Messrs. Cresci and Livingston, can act in place of the full Board of Directors to the extent permitted by law and did not meet in 1999. The Stock Option Committee, which consists of Messrs. Blampied, Koehler and Weisberg, administers the 1990 Stock Plan and did not meet in 1999. Each member of the Board of Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and any Committee on which he served.

The following table sets forth the number and percentage of outstanding shares of Common Stock beneficially owned by each nominee for Director as of April 24, 2000. The nominees include all current Directors and Named Executives (as defined below).

                       ENVIRONMENTAL POWER CORPORATION
                           500 Market Street, Suite
                      I-E Portsmouth, New Hampshire 03801
--------------------------------------------------------------------------------

    Nominee's Name                     Positions and                   Amount & Nature
    and Date First                     Offices with                     of Beneficial        Percent of
  Became a Director                    the Company                      Ownership (1)          Class
  -----------------                    -----------                      -------------          -----
Joseph E. Cresci             Chairman, Chief Executive                       4,725,348 (2)         41.43%
1982                         Officer and Director

Donald A. Livingston         President, Chief Operating                      2,461,739             21.58%
1982                         Officer and Director

Peter J. Blampied            Director                                          120,300 (3)          1.05%
1988

Robert I. Weisberg           Director                                          100,000 (4)           .88%
1994

All directors and officers as a group (6 persons)                            7,407,387 (5)         64.71%

(1) Except as otherwise indicated, the named person has sole voting and investment power with respect to the shares. Except as indicated in notes 2, 3, and 4, all shares are held beneficially and of record.

(2) Includes 3,665,618 shares held in a revocable trust for the benefit of members of Mr. Cresci's family, of which Mr. Cresci is the trustee, and 1,000,000 shares held by the Voting Trust (see "Principal Holders of Voting Securities") and 59,730 shares held in trust for the benefit of Mr. Cresci and his children; but does not include 20,000 shares owned by Mr. Cresci's wife as to which shares he disclaims beneficial ownership. Mr. Cresci has shared voting and investment power with respect to the 59,730 shares held in trust for the benefit of himself and his children but no voting power with respect to the shares held in the Voting Trust.

(3) Includes 20,000 shares which Mr. Blampied has the right to acquire pursuant to stock options which are all currently exercisable.

(4) Includes 20,000 shares which Mr. Weisberg has the right to acquire pursuant to stock options which are all currently exercisable.

(5) Includes 40,000 shares which Messrs. Blampied and Weisberg have the right to acquire pursuant to stock options which are all currently exercisable.

                       ENVIRONMENTAL POWER CORPORATION
                           500 Market Street, Suite
                      I-E Portsmouth, New Hampshire 03801
--------------------------------------------------------------------------------

Occupations of Directors

The following table sets forth the age and principal occupation of each of the nominees for director during the past five years. Except for Mr. Blampied who is a director for Access Capital Strategies, 124 Mount Auburn Street, Cambridge, MA 02138 and a trustee for Northeast Investors Trust, 50 Congress Street, Boston, MA 02109 and Mr. Weisberg who is a trustee for Monterey Mutual Fund, 1299 Ocean Avenue, Suite 210, Santa Monica, California 90401, none of the nominees for director holds any other directorships in any company subject to the reporting requirements of the Securities Exchange Act of 1934 or in any company registered as an investment company under the Investment Company Act of 1940.

Name                                 Age                              Principal Occupation
----                                 ---                              --------------------
Joseph E. Cresci                        57           Chairman and Chief Executive Officer of
                                                     the Company (1982 to present).

Donald A. Livingston                    57           President and Chief Operating Officer of
                                                     the Company (1991 to present).

Peter J. Blampied                       57           Trustee, Northeast Investors Trust (2000 to present);
                                                     President, Corcoran Management Company (1998-present);
                                                     Director, A.W. Perry, Inc. (1998 - present);
                                                     Director, Access Capital Strategies (1997 - present);
                                                     Director, Nellie Mae (1982 - present);  Director,
                                                     Citizens Bank of Massachusetts (1996 to 1999); and
                                                     Director, Citizens Financial Group, Inc. (1994-1996)

Edward B. Koehler, Esq.                 46           Partner, Hunton & Williams, New York (1990 to present)

Robert I. Weisberg                      53           President and Chief Executive Officer, Alco Financial
                                                     Services, LLC (1997 - present); Trustee, Monterey
                                                     Mutual Fund (1998 to present); and President and Chief
                                                     Executive Officer, Pro-Care Financial Group, Inc.
                                                     (1994 - 1997)

                       ENVIRONMENTAL POWER CORPORATION
                           500 Market Street, Suite
                      I-E Portsmouth, New Hampshire 03801
--------------------------------------------------------------------------------

                      COMPENSATION AND OTHER INFORMATION
                       CONCERNING DIRECTORS AND OFFICERS

Compensation of Executive Officers

Summary Compensation Table: The following table sets forth certain information with respect to the annual and long-term compensation of the Company's Chief Executive Officer, Chief Operating Officer and each other executive officer earning in excess of $100,000 in salary and bonus in 1999 (the "Named Executives") for the three fiscal years ended December 31, 1999.

                                                                                                     Long-Term
                                            Annual Compensation                                    Compensation
                               ---------------------------------------------                       -------------

Name and                                                                          Restricted
Principal Position               Year          Salary             Bonus          Stock Awards         Options
------------------               ----          ------             -----          ------------         -------
Joseph E. Cresci                   1999         $  150,000          --               --                 --
Chairman of the Board and          1998             67,584 (1)      --               --                 --
Chief Executive Officer            1997            200,000          --               --                 --

Donald A. Livingston               1999         $  150,000          --               --                 --
President and                      1998             90,569 (1)      --               --                 --
Chief Operating Officer            1997            200,000          --               --                 --

(1) Reflects repayment by the Named Executive of a portion of 1998 salary as described in the Report of the Compensation Committee below.

Stock Options: There were no options granted during 1999 to the Named Executives. As of December 31, 1999, there were no unexercised options held by the Named Executives.

Defined Benefit Pension Plan: In December 1998, the Company established a noncontributory defined benefit pension plan (the "Pension Plan") covering all eligible employees of the Company. The Pension Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974. Employees aged 21 or older who have completed twelve months of service during which they worked a minimum of 1,000 hours are eligible to participate. Employees earn a year of service for vesting purposes in each employment year in which they complete at least 1,000 hours of employment. Employees become vested in the Pension Plan over a 6 year period (20% after 2 years and 20% per year thereafter, to 100% after 6 years). Benefits are based upon the participant's annual compensation (including bonuses and similar special pay), as more fully defined in the Pension Plan, over the number of years of service up to a maximum of 25 years.

The following table shows the estimated annual pension benefits payable upon retirement to a participant of the Pension Plan for various salary levels and years of service.


                Average                         Years of Service
                                                ----------------
          Annual Compensation        10           15         20          25
          -------------------        --           --         --          --
                100,000            22,000       33,000     44,000      55,000
                150,000            33,000       49,500     66,000      82,500
                200,000            35,200       52,800     70,400      88,000
                250,000            35,200       52,800     70,400      88,000


During fiscal year 1999, the maximum amount of annual compensation which may be included for Pension Plan purposes was $160,000. The figures shown above apply under the Pension Plan as of December 31, 1999. The benefit amounts listed are not subject to any deduction for Social Security or other offset amounts. As a result of limitations imposed under the Federal income tax law, the maximum annual benefit payable under the Pension Plan for the fiscal year ending December 31, 1999 is $130,000, although the amount will be actuarially adjusted in accordance with Federal income tax regulations if payments commence prior to or following the date that unreduced Social Security benefits become payable. As of December 31, 1999, Messrs. Cresci and Livingston each had seventeen years of credited service under the Pension Plan.

Compensation of Directors

Each director of the Company who is not an officer or employee of the Company receives $2,000 (plus expenses) for each scheduled meeting of the Board of Directors or non-coincident meeting of a board committee which he attends.

During 1999, Messrs. Blampied and Weisberg received option grants to purchase 10,000 shares each under the Company's Director Option Plan which are exercisable at per share prices of $.625 and $.75, respectively, based on the market prices of the Common Stock on their respective anniversary dates of becoming Directors. Mr. Koehler, under the policies of the law firm in which he is a partner, which law firm periodically provides services to the Company, is prohibited from owning shares in the Company.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised of Peter J. Blampied, Edward B. Koehler and Robert I. Weisberg. No member of the Compensation Committee is now an officer or an employee of the Company or any of its subsidiaries or has been at any time an officer or employee of the Company or any of its subsidiaries.

Mr. Koehler is a partner with Hunton & Williams, New York, a law firm which periodically provides services to the Company.

Mr. Weisberg, as payment for the exercise price of certain stock options, delivered a promissory note in the amount of $48,575 to the Company in September 1997. Mr. Weisberg pays interest on this promissory note to the Company quarterly at the Applicable Federal Rate.


                     REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors determines the Company's executive compensation policy and sets compensation for the Chief Executive Officer (the "CEO") and Chief Operating Officer (the "COO").

The Compensation Committee's policy is to offer the CEO and COO competitive compensation packages that will permit the Company to attract and retain individuals with superior abilities and to motivate and reward such individuals on the basis of the Company's performance in an appropriate fashion in the long-term interests of the Company and its shareholders. Currently, executive compensation is comprised of salary and cash bonuses which may be awarded from time to time. In previous years, the Company offered its executive officers long-term incentive opportunities in the form of stock options under the Company's 1990 Stock Plan and restricted stock awards. Presently, there are no shares available for grant under the Company's 1990 Stock Plan and no additional shares reserved for restricted stock awards. However, in the future, the Board of Directors may consider whether it is in the best interest of the Company to establish another stock plan, reserve additional shares for restricted stock awards or establish other long-term incentive opportunities for executive officers.

As discussed in the section "Compensation of Executive Officers", the Company established in December 1998 a Pension Plan to provide retirement benefits to all of its eligible employees including the CEO and COO. The Company funded its 1998 contribution to the Pension Plan of $255,062 during 1999, which contribution benefited the CEO and COO in the amounts of $132,416 and $109,431, respectively. In December 1998, in anticipation of receiving this benefit from the Pension Plan, the CEO and COO each elected to repay to the Company a portion of their 1998 compensation in an amount equal the benefit they would receive from the 1998 contribution to the Pension Plan. As a result, the 1998 annual compensations of the CEO and COO were reduced from $200,000 and $200,000, respectively, to $67,584 and $90,569, respectively.

In March 1999, the Compensation Committee ratified the establishment of the Pension Plan and decided to reduce the annual base salaries for the CEO and COO from $200,000 to $150,000. The Compensation Committee considered the lower base salaries, when combined with the estimated benefits that the CEO and COO would receive from the Pension Plan, to be an appropriate compensation package for the CEO and COO in light of their present duties and responsibilities.

In April 2000, the Compensation Committee awarded the CEO and COO each a bonus of $100,000. In deciding to award this bonus, The Committee considered factors including the significant efforts employed by the CEO and COO to settle the long-standing litigation with Pennsylvania Electric Company.

The Committee takes into account various qualitative and quantitative indicators of corporate and individual performance in determining the level and composition of compensation for the CEO and COO. The Committee does not utilize any specific quantitative formula or targets in making compensation decisions. While the Committee considers corporate performance measures such as net income, earnings per share, return on assets and return on equity, the Committee also appreciates the importance of achievements that may be difficult to quantify, and accordingly recognizes qualitative factors, such as successful supervision of major projects and demonstrated leadership ability.

Base salaries for the CEO and COO are established at levels considered appropriate in light of the duties and scope of responsibilities of each officer's position. Salaries are generally reviewed periodically and adjusted as warranted to reflect individual officer performance. The Committee focuses primarily on total annual compensation, including incentive awards and benefits derived from other fringe benefits such as the Pension Plan, rather than base salary alone, as the appropriate measure of executive officer performance and contribution. Compensation decisions regarding executive officers other than the CEO and COO are made by the CEO and COO.

In 1993, Congress enacted Section 162(m) of the Internal Revenue Code, which prevents publicly held corporations from deducting compensation in excess of $1 million paid to CEO's and the four highest compensated officers unless the compensation is performance-based. The Company's compensation program currently is not of a level such that this limit would apply.


Respectfully submitted by the Compensation Committee:


     Peter J. Blampied    Edward B. Koehler    Robert I. Weisberg

                            STOCK PERFORMANCE GRAPH

The following graph compares the Company's cumulative stockholder return on its Common Stock with the return on the NASDAQ Market Index and with the SIC Code 4911 (Electric Services) Index for the five year period ended December 31, 1999.

COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE
COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS

                              ------------------------- FISCAL YEAR ENDING --------------------------
COMPANY/INDEX/MARKET          12/30/1994  12/29/1995  12/31/1996  12/31/1997  12/31/1998  12/31/1999
ENVIRONMENTAL POWER CORP          100.00       75.83      283.30     800.05       470.68      396.85

Electric Services                 100.00      132.24      136.70     168.67       191.89      161.29

NASDAQ Market Index               100.00      129.71      161.18     197.16       278.08      490.46


SOURCE:  MEDIA GENERAL FINANCIAL SERVICES
         P.O. BOX 85333
         RICHMOND, VA 23293
         PHONE: 1-(800) 446-7922
         FAX:   1-(800) 649-6826


Other Transactions

In December 1985, the Company loaned $55,000 to Mr. Livingston. This loan bears interest at a bank's floating prime rate plus 1/2% and was due and payable on December 31, 1999. In 1999 the Company extended the due date of the loan to December 31, 2000. As of April 24, 2000, total principal and unpaid interest on this loan was approximately $125,000.

During 1993 and 1995, Messrs. Cresci and Livingston exercised options to purchase shares of the Company's Common Stock. As payment for the exercise price of these stock options, the Company accepted promissory notes which are payable upon demand by the Company from Messrs. Cresci and Livingston aggregating $332,875 and $428,281, respectively. Interest on these notes, which is payable monthly at the Applicable Federal Rate, amounted to $38,273 in the aggregate during 1999 and has been fully collected from Messrs. Cresci and Livingston.

In September 1997, Mr. Weisberg exercised options to purchase 80,000 shares of the Company's Common Stock. As payment for the exercise price of these stock options, the Company accepted a promissory note which is payable upon demand by the Company from Mr. Weisberg in the amount of $48,575. Interest on this note, which is payable quarterly at the Applicable Federal Rate, amounted to $2,443 in 1999 and has been fully collected from Mr. Weisberg.

Edward B. Koehler is a partner with Hunton & Williams, New York, a law firm which periodically provides services to the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Common Stock and other equity securities of the Company with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

The Company believes, based solely on its review of the copies of forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, that its officers, directors and greater than ten-percent beneficial owners complied with all filing requirements applicable to them for 1999.

                     RATIFICATION OF SELECTION OF AUDITORS

The Board of Directors has selected the firm of Deloitte & Touche LLP, independent certified public accountants, to serve as auditors for the fiscal year ending December 31, 2000. The Board of Directors recommends a vote FOR the ratification of this selection.

It is expected that a member of the firm of Deloitte & Touche LLP, the independent certified public accountants who reported on the Company's financial statements included in the 1999 Annual Report, will be available either by telephone or present at the Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

           APPROVAL OF AN AMENDMENT TO THE 1993 DIRECTOR OPTION PLAN

The Board of Directors is submitting an amendment (the "Amendment") to the Company's 1993 Director Option Plan (the "Director Plan") to the Company's stockholders for their approval. Under the Amendment, the term of the Director Plan and the period for granting options thereunder are extended from the original five-year period to the period ending on July 14, 2003, the tenth anniversary of stockholder approval of the Director Plan.

On May 14, 1993 the Board of Directors adopted, and on July 14, 1993 the Company's stockholders approved the Director Plan. Under the Director Plan, eligible directors of the Company automatically receive non-qualified options to purchase 40,000 shares of the Company at an exercise price equal to the fair market value of such shares after having served one year as a Director. Thereafter, each eligible Director receives a like option to purchase an additional 10,000 shares upon the completion of each subsequent year of service as an eligible Director.

The purpose of the Director Plan is to encourage ownership in the Company by non-employee directors whose services are considered essential to the Company's future progress. The Board of Directors believes that the extension of the term of the Director Plan for an additional five years to July 14, 2003 will benefit the Company and its stockholders and, thus, recommends approval of the Amendment. The following is a summary of the principal terms of the Director Plan.

Administration, Eligibility and Number of Shares. The Board of Directors supervises and administers the Director Plan. Directors of the Company who (a) were not employees of the Company or any subsidiary of the Company and (b) had not, since October 1, 1991, received any stock option grant from the Company solely in their capacity as directors were eligible to participate in the Director Plan. A total of 500,000 shares of the Company's Common Stock may be issued under the Director Plan. As of April 24, 2000, options for 95,000 shares were exercised, options for 40,000 shares were outstanding and options for 365,000 shares remained available for grant under the Director Plan.

Terms of Options. Under the Director Plan, each eligible Director who had been serving in that capacity for a period of more than three years on the effective date of the Director Plan automatically received an option to purchase 50,000 shares. Any shares or stock rights which have been granted to an eligible Director under the Company's 1990 Stock Option Plan or otherwise were deducted from the first option grant due such Director under the Director Plan. Thereafter each eligible Director automatically receives an option to purchase an additional 10,000 shares upon completion of each subsequent year of service as an eligible Director. All options granted under the Director Plan are immediately exercisable. The exercise price for each option is at the fair market value per share of the Company's common stock on the date the Director becomes eligible for the option.

The exercise price of each such option may be paid in cash, by the delivery of Common Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, or a combination of such methods of payment. Each option granted is not transferable except by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Internal Revenue Code). If the optionee becomes disabled or dies while serving as a

Director, his or her representative may exercise the option in full during the year following his or her disability or death. Otherwise, no option may be exercised more than ten years after the date of grant or 90 days after the Director ceases to be a Director of the Company.

Federal Income Tax Consequences. Options granted under the Director Plan are non-qualified stock options. No taxable income is recognized by the optionee upon the grant of a non-statutory stock option. Generally, the optionee must recognize as ordinary income in the year in which the option is exercised the amount by which the fair market value of the purchased shares on the date of exercise exceeds the option price. The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee. Any additional gain or any loss recognized upon the subsequent disposition of the purchase shares will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year.

Amendment of the Plan. The Board of Directors may suspend or discontinue the Director Plan or amend it in any respect; provided, however, that without approval of the stockholders of the Company, the Board may not (i) change the number of shares subject to the Director Plan (ii) change the designation of the class of Directors eligible to receive options, or (iii) materially increase the benefits accruing to participants under the Director Plan. Notwithstanding the foregoing, the provisions of the Director Plan may not be amended more than once every six months.

Board Recommendation. The Board of Directors believes that approval of the Amendment to the Director Plan is in the best interests of the Company and its stockholders and recommends a vote FOR this proposal.

                             STOCKHOLDER PROPOSALS

Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the 2001 Annual Meeting of Stockholders of the Company must be received at the Company's principal executive offices not later than January 12, 2001. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by certified mail-return receipt requested. Such proposals must also meet the other requirements established by the Securities and Exchange Commission for stockholder proposals. If the Company does not receive notice of any matter that is to come before the stockholders at the 2001 Annual Meeting of Stockholders on or before March 28, 2001, which corresponds to forty-five days before the date on which the Company first mailed this proxy statement, the proxy for the 2001 Annual Meeting of Stockholders may, pursuant to Rule 14a-4(c) of the Proxy Rules under the Securities Exchange Act of 1934, confer discretionary authority to vote on the matters presented.

                                OTHER BUSINESS

The Board of Directors knows of no business that will be presented for consideration at the Meeting other than that stated above. If any other business should come before the Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

                           EXPENSES AND SOLICITATION

The cost of solicitation of proxies will be borne by the Company. Proxies will be solicited principally through the mail. Further solicitation of proxies from some stockholders may be made by directors, officers and regular employees of the Company personally, by telephone, telegraph or special letter. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid for any such further solicitation. In addition, the Company may request banks, brokers, and other custodians, nominees and fiduciaries to solicit customers of theirs who have shares of the Company registered in the name of a nominee. The Company will reimburse any such persons for their reasonable out-of-pocket costs.

                          ANNUAL REPORT ON FORM 10-K

You may obtain a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 filed with the Securities and Exchange Commission without charge by writing to: Investor Relations, Environmental Power Corporation, 500 Market Street, Suite 1-E, Portsmouth, New Hampshire 03801. Such Annual Report on Form 10-K, as well as additional public filings, press releases and information about the Company, are also available on the internet from the Company's web site located at www.environmentalpower.com.

                        ENVIRONMENTAL POWER CORPORATION              ANNEX A
                                 (AS AMENDED)                        -------
                           1993 DIRECTOR OPTION PLAN


1.   PURPOSE

          The purpose of this 1993 Director Option Plan (the "Plan") of Environmental Power Corporation (the "Company") is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

2.   ADMINISTRATION

          The Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic and non-discretionary in accordance with Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan.

3.   DIRECTORS ELIGIBLE FOR PARTICIPATION

          Each director of the Company who is not an employee of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.

4.   STOCK SUBJECT TO THE PLAN

          (a) The maximum numbers of shares which may be issued under the Plan shall be five hundred thousand (500,000) shares of the Company's Common Stock, $.0l par value per share ("Common Stock").

          (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

          (c) All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as may be amended form time to time (the "Code").

5.   TERMS, CONDITIONS AND FORM OF OPTIONS

          Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

          (a)  Option Grant Dates. Options shall be granted automatically to all
               ------------------
eligible directors (as defined in Section 3) at the close of business on the date the Plan is approved by the Board of Directors, subject to the approval by the stockholders of the Company at the Company's 1993 Annual Meeting of Stockholders. Thereafter, options shall be granted automatically to persons who subsequently become eligible directors on the close of business on the date of his or her initial election or appointment to the Board of Directors and subsequently upon the anniversary date of his or her initial election or appointment.

          (b)  Shares Subject to Option.  Except as provided in the following
               ------------------------
sentence, each eligible director, including a director serving in that capacity on the effective date of the Plan, will automatically receive an option to purchase 40,000 shares after having served one year as a director Each eligible director who has been serving in that capacity for a period of more than three years on the effective date of the Plan will automatically receive an option to purchase 50,000 shares. Any shares or stock rights which have been granted to an eligible director under the Company's 1990 Stock Plan or otherwise shall be deducted from the first option grant due such director under the Plan. Thereafter each eligible director will automatically receive an option to purchase an additional 10,000 shares upon completion or each subsequent year of service as an eligible director All options granted under the Plan will be immediately exercisable.

          (c)  Option Exercise Price.  The option exercise price per share for
               ---------------------
each option granted under the Plan shall equal (i) the last reported sales price per share of the Company's shares on the NASDAQ National Market System (or, if such shares are listed and traded on a nationally recognized securities exchange on the date of grant, the reported closing sales price per share on such exchange) on the date of grant (or, if no such price is reported on such date, such price as reported on the nearest preceding day); or (ii) the fair market value of the stock on the date of grant, as determined by the Board of Directors, if the shares are not publicly traded.

          (d)  Options Non-Transferable.  Each option granted under the Plan by
               ------------------------
its terms shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined in Section 414 (p) of the Code), and shall be exercised during the lifetime of the optionee only by him. No option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

          (e)  Exercise Period  Except as otherwise provided in the Plan, each
               ---------------
option may be exercised fully on the date of grant of such option, provided
                                                                   --------
that, subject to the provisions of Section 5 (f), no option may be exercised more than 90 days after the optionee ceases to serve as a director of the Company. No option shall be exercisable after the expiration of ten (10) years from the date of grant or prior to approval of the Plan by the stockholders of the Company.

          (f)  Exercise Period Upon Disability or Death Notwithstanding the
               ----------------------------------------
provisions of Section 5 (e),  any option granted under the Plan:

           (i) may be exercised in full by an optionee who becomes disabled (within the meaning of Section 22 (e) (3) of the Code or any successor provision thereto) while serving as a director of the Company; or

           (ii) may be exercised

                (x) in full upon the death of an optionee while serving as a director of the Company, or

                (y) to the extent then exercisable upon the death of an optionee within 90 days of ceasing to serve as a director of the Company,

     by the person to whom it is transferred by will, by the laws of descent and distribution, or by written notice filed pursuant to Section 5(i);

in each such case within the period of one year after the date the optionee ceases to be such a director; provided, that no option shall be exercisable after the expiration of ten (10) years from the date of grant.

          (g)  Exercise Procedure.  Options may be exercised only by written
               ------------------
notice to the Company at its principal office accompanied by payment of the full consideration for the shares as to which they are exercised

          (h)  Payment of Purchase Price.  Options granted under the Plan may
               -------------------------
provide for the payment of the exercise price (i) by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options or, (ii) to the extent provided in the applicable option agreement by delivery to the Company of shares then owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, or (iii) by any combination of such methods of payment. The fair market value of any shares or other non-cash consideration which may be delivered upon exercise of an option shall be determined by the Board of Directors.

          (i)  Exercise by Representative Following Death of Director.  A
               ------------------------------------------------------
director, by written notice to the Company, may designate one or more persons (and from time to time change such designation) including his legal representative, who, by reason of his death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

6.   ASSIGNMENTS

          The rights and benefits under the Plan may not be assigned except for the designation of a beneficiary as provided in Section 5.

7.   TAKE TIME FOR GRANTING OPTIONS

          All options for shares subject to the Plan shall be granted, if at all, not later than ten (10) years after the approval of the Plan by the Company's stockholders.

8.   LIMITATION OF RIGHTS

          (a)  No Right to Continue as a Director.  Neither the Plan, nor the
               ----------------------------------
granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time.

          (b)  No Stockholders' Rights for Options.  An optionee shall have no
               -----------------------------------
rights as a stockholder with respect to the shares covered by his options until the date of the issuance to him of a stock certificate therefor, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

9.   CHANGES IN CAPITAL STOCK

          (a) If (x) the outstanding shares are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (y) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares or other securities, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction with respect to such shares or other securities, an appropriate and proportionate adjustment shall be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, and (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. No fractional shares will be issued under the Plan on account of any such adjustments. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 9 if such adjustment would cause the Plan to fail to comply with Rule 16b-3 or any successor rule promulgated pursuant to Section 16 of the Securities Exchange Act of 1934.

          (b) In the event that the Company is merged or consolidated into or with another corporation (in which consolidation or merger the stockholders of the Company receive distributions of cash or securities of another issuer as a result thereof), or in the event that all or substantially all of the assets of the Company are acquired by any other person or entity, or in the event of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the Board of Directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, take one or more of the following actions: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, or (iii) if, under the terms of a merger transaction, holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options.

10.  AMENDMENT OF THE PLAN

          The Board of Directors may suspend or discontinue the Plan or review or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company no revision or amendment shall change the number of shares subject to the Plan or the number of shares issuable to any director of the Company under the Plan (except as provided in Section 9), change the designation of the class of directors eligible to receive options, or materially increase the benefits accruing to participants under the Plan The Plan may not be amended more than once in any six-month period.

11.  WITHHOLDING

          The Company shall have the right to deduct from payments of any kind otherwise due to the optionee, any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan.

12.  EFFECTIVE DATE AND DURATION OF THE PLAN

          (a)  Effective Date.  The Plan shall become effective when adopted by
               --------------
the Board of Directors, but no option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval shall become effective when adopted by the Board of Directors, but no option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee.

          (b)  Termination.  Unless sooner terminated in accordance with Section
               -----------
9, the Plan shall terminate upon the earlier of (i) the close of business on July 14, 2003, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is determined under
(i) above, the options outstanding on such date shall thereafter continue to have full force and effect in accordance with the provisions of the instruments evidencing such options.

13.  NOTICE

          Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.


14.  GOVERNMENTAL REGULATION

          The Company's obligation to sell and deliver shares of the Common Stock under the Plan is subject to the approval of or requirements of any governmental authority applicable in connection with the authorization, issuance or sale of such shares.

15.  COMPLIANCE WITH RULE 16B-3

          Transactions under the Plan are intended to comply with all applicable conditions of Rule 1GB-3 or its successor promulgated pursuant to Section 16 of the Securities Exchange Act of 1934. To the extent any provision of the plan or action by the Board of Directors in administering the Plan fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board of Directors.

16.  GOVERNING LAW

          The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

                        ENVIRONMENTAL POWER CORPORATION
                         500 MARKET STREET, SUITE 1-E
                           PORTSMOUTH, NEW HAMPSHIRE

     The undersigned hereby appoints Joseph E. Cresci and William D. Linehan, and each of them, proxies, with full power of substitution, to vote all shares of stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Environmental Power Corporation to be held on Tuesday, June 27, 2000 at 11:00 a.m. at Courtyard Marriott, 1000 Market Street, Portsmouth, New Hampshire, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated May 12, 2000.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE PROPOSALS IN ITEM 2 AND ITEM 3, AND AUTHORITY WILL BE DEEMED GRANTED UNDER PROPOSAL 4.

--------------------------------------------------------------------------------
       PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                              ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

     HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

     ______________________________          ______________________________

     ______________________________          ______________________________

     ______________________________          ______________________________

                        (CONTINUED ON THE REVERSE SIDE)

                                         Please Detach and Mail in the Envelope Provided
------------------------------------------------------------------------------------------------------------------------------------
[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE

                     FOR ALL                WITHHOLD
                     NOMINEES               AUTHORITY
                (except as marked to      to vote for
                 the contrary below)      all nominees
                       [_]                   [_]                                                               FOR  AGAINST ABSTAIN
1. To elect a Board of                Nominees: Joseph E. Cresci    2. To ratify the selection of the firm of   [_]    [_]     [_]
   Directors to serve                           Donald A Livingston     Deloitte & Touche LLP as auditors for
   the ensuing year                             Peter J. Blampied       the Corporation for the fiscal year
   until their respective successors            Edward B. Koehler       ending December 31, 2000.
   have been duly elected and                   Robert I. Weisberg   3. To ratify the amendment to the         FOR  AGAINST ABSTAIN
   qualified.                                                           Director Option Plan.                   [_]    [_]     [_]
                                                                     4. To transact such other business as may
                                                                        properly come before the meeting or
                                                                        any adjournments thereof.

NOTE: To withhold authority to vote for any individual nominee(s), mark the "FOR
ALL" box and strike a line through the name(s) of the nominee(s) you wish to withhold. Your shares will be voted for the remaining nominee(s).

                                                                   Mark box at right if an address change has been noted at left [_]

Stockholder sign here____________________________________  Co-owner sign here_______________________________  Date__________________

NOTE: Please be sure to sign and date this Proxy.